UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 21, 2017
NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
221 River Street
Hoboken, New Jersey 07030
(Address of principal executive offices including zip code)
(201) 610-6600
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Change in Recordkeepers for 401(K) plans

As part of the harmonization of U.S. retirement savings plans at Newell Brands Inc. (the “Company”), the Newell Rubbermaid 401(k) Savings and Retirement Plan (the “Newell Plan”) and the Rexair LLC Retirement Savings and Investment Plan (the “Rexair Plan,” and, together with the Newell Plan, the “401(k) Plans”) will be converting to a new trustee and recordkeeper, effective January 1, 2018. In connection with the conversion, there will be a limited period of time during which participants in the 401(k) Plans will not be able to access their accounts to direct or diversify their investments or to obtain a withdrawal, distribution or loan from the 401(k) Plans (the “401(k) Blackout Period(s)”).

On November 21, 2017, the Company received notices required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding the 401(k) Blackout Periods. The 401(k) Blackout Period for the Rexair Plan will begin at 4:00 p.m. ET on December 21, 2017 and the 401(k) Blackout Period for the Newell Plan will begin at 4:00 p.m. ET on December 22, 2017. Both 401(k) Blackout Periods are scheduled to end during the week of January 7, 2018.

On November 28, 2017, in accordance with Section 306 of the SarbanesOxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, the Company sent a notice to its directors and executive officers notifying them of the 401(k) Blackout Periods and the restrictions on trading in Company securities that apply to them during the 401(k) Blackout Periods.

During the 401(k) Blackout Periods and for a period of two years thereafter, information regarding the 401(k) Blackout Periods, including confirmation of the actual beginning and ending dates, may be obtained, without charge, by contacting Bradford R. Turner, Chief Legal and Administrative Officer at Newell Brands Inc., 221 River St., 13th Floor, Hoboken, NJ 07030 or at (201) 610-6600.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWELL BRANDS INC.
Date: November 28, 2017    By: /s/ Bradford R. Turner
Bradford R. Turner
Its: Chief Legal and Administrative Officer and Corporate Secretary